Exhibit 99.1

Bowman Announces Financial Results for Three Months Ended March 31, 2024

Reston, Va., May 6, 2024 (BUSINESS WIRE) – Bowman Consulting Group Ltd. (Nasdaq: BWMN) (“Bowman” or the “Company”), a national engineering and infrastructure services firm supporting owners and developers of the built environment, today released financial results for the three months ended March 31, 2024.

“The first quarter delivered the revenue rebound we were expecting,” said Gary Bowman, Chairman and CEO of Bowman. “Net service billing increased consecutively each month during the quarter in line with our expectations. Demand for engineering services remains strong and we generated healthy new orders during the quarter, especially in transportation which showed a meaningful increase as a percentage of total backlog. With the bulk of our organic growth anticipated to occur during the balance of 2024, we are confident we have sufficient revenue in backlog and a right-sized organizational infrastructure to deliver expanding margins as we realize the increasing benefits of scale throughout the year. We are pleased to increase our net service billing and adjusted EBITDA guidance once again for 2024.”

“In early April we closed on an equity offering that included approximately $51 million of gross proceeds to the company,” continued Bowman. “Then, last week we closed on a new $100 million revolving credit facility with Bank of America and TD Bank and separately on an $11 million cash-out refinancing of recently acquired Surdex aviation assets. As a result of these efforts, we believe we are sufficiently capitalized to continue to grow and execute on our current high-frequency acquisition strategy.”

Financial Highlights for the Three Months Ended March 31, 2024, Compared to March 31, 2023:

•	Gross contract revenue of $94.9 million, compared to $76.1 million, a 25% increase

•	Year-over-year organic gross contract revenue growth[1] of 1%

•	Net service billing[2] of $85.7 million, compared to $67.6 million, a 27% increase

•	Year-over-year organic net service billing growth of 3%

•	Net loss of $1.6 million[3], compared to net income of $0.5 million

•	Adjusted EBITDA[2] of $12.1 million, compared to $9.7 million, a 25% increase

•	Adjusted EBITDA margin, net [2] of 14.2% compared to 14.3%, a 10 bps decrease

•	Gross backlog[2] of $330 million, compared to $252 million, a 31% increase

Subsequent Events of Note:

•	On April 1, 2024, the Company closed on a $51 million equity offering

•	On April 4, 2024, the Company closed on the acquisition of Surdex Corporation

•	On April 17, 2024, the Company closed on the acquisition of Moore Consulting Engineers

•

On May 2, 2024, the Company closed on a new $100 million accordion-style syndicated revolving credit facility with Bank of America, N.A. and TD Bank, N.A., replacing the Company’s $70 million facility with Bank of America

•	On May 3, 2024, the Company closed on a new $11 million cash-out refinancing of its Surdex aviation assets

Non-GAAP Adjusted Earnings per Share:

In connection with the release of financial results the Company reported the non-GAAP financial metric of adjusted earnings per share (“Adjusted EPS”) as follows:

For the three months ended March 31, 2024, compared to March 31, 2023:

•	Basic Adjusted EPS was $0.22 compared to $0.28

•	Diluted Adjusted EPS was $0.20 compared to $0.26

To calculate Adjusted EPS, the Company adds back non-reoccurring expenses specific to acquisitions, non-cash stock compensation expense associated with pre-IPO grants, and other expenses not in the ordinary course of business. With respect to the elimination of any non-cash stock compensation expense, the Company computes an adjusted tax expense or benefit which accounts for the elimination of any periodic windfall or shortfall tax effects resulting from the difference between grant date fair value and vest date value. With respect to all other eliminations, the Company applies its average marginal statutory tax rate, currently 25.6%, to derive the tax adjustment associated with the elimination of these expenses. A reconciliation of non-GAAP Adjusted EPS to GAAP EPS, both basic and diluted, is included with this press release for reference.

Updating FY 2024 Guidance

The Company is adjusting its full year 2024 outlook for net service billing2 to be in the range of $382 to $397 million and Adjusted EBITDA2 in the range of $63 to $69 million. The current outlook for 2024 is based on completed acquisitions as of the date of this release and does not include contributions from any future acquisitions. Management discusses the Company’s acquisition pipeline and its prospective impact during regularly scheduled earnings calls.

Q1 2024 Earnings Webcast

Bowman will host an earnings webcast to discuss the results of the quarter as follows:
Date:	May 7, 2024
Time:	9:00 a.m. Eastern Time
Hosts:	Gary Bowman, Chairman and CEO and Bruce Labovitz, Chief Financial Officer
Where:	http://investors.bowman.com

[1]	To the extent applicable, includes reclassification of acquisitions closed in same period of the prior year to organic revenue in the prior period.
[2]	Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.
[3]

Includes an additional $1.3 million accrual for penalties and interest (P&I) in connection with the Company’s Section 174-related uncertain tax provision (UTP). Accruals for P&I are subject to reversal prior to payment if the Company elects to unwinds its UTP.

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is a national engineering services firm delivering infrastructure solutions to customers who own, develop, and maintain the built environment. With over 2,200 employees and more than 90 offices throughout the United States, Bowman provides a variety of planning, engineering, geospatial, construction management, commissioning, environmental consulting, land procurement and other technical services to customers operating in a diverse set of regulated end markets. Bowman trades on the Nasdaq under the symbol BWMN. For more information, visit bowman.com or investors.bowman.com.

Investor Relations Contacts:

Bruce Labovitz	Betsy Patterson
ir@bowman.com	ir@bowman.com
(703) 464-1029	(310) 622-8227

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate”, “believe”, “continue”, “estimate”, “expect”, “intend”, “may”, “will”, “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs, These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipates or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures and Other Key Metrics

We supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, with certain non-GAAP financial measures, as described below, to help represent, explain, and understand our operating performance. These non-GAAP financial measures may be different than similarly referenced measures used by other companies. The non-GAAP measures are intended to enhance investors’ overall understanding and evaluation of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We present these non-GAAP financial measures to assist investors in seeing our financial performance in a manner more aligned with management’s view and believe these measures provide additional tools by which investors can evaluate our core financial performance over multiple periods relative to other companies in our industry. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release.

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands except per share data)

	March 31, 2024	December 31, 2023
	(Unaudited)
ASSETS
Current Assets
Cash and equivalents	$11,673	$20,687
Accounts receivable, net	95,975	87,565
Contract assets	36,673	33,520
Notes receivable - officers, employees, affiliates, current portion	1,181	1,199
Prepaid and other current assets	17,365	11,806

Total current assets	162,867	154,777
Non-Current Assets
Property and equipment, net	28,122	27,601
Operating lease, right-of-use assets	40,236	40,743
Goodwill	102,538	96,393
Notes receivable	903	903
Notes receivable - officers, employees, affiliates, less current portion	1,116	1,119
Other intangible assets, net	45,525	46,294
Deferred tax asset, net	37,981	33,780
Other assets	1,250	1,175

Total Assets	$420,538	$402,785

LIABILITIES AND EQUITY
Current Liabilities
Revolving credit facility	47,254	45,290
Accounts payable and accrued liabilities, current portion	49,015	44,394
Contract liabilities	7,955	7,481
Notes payable, current portion	13,672	13,989
Operating lease obligation, less current portion	9,567	9,016
Finance lease obligation, current portion	7,271	6,586

Total current liabilities	134,734	126,756
Non-Current Liabilities
Other non-current obligations	50,095	42,288
Notes payable, less current portion	12,177	13,738
Operating lease obligation, less current portion	36,659	37,660
Finance lease obligation, less current portion	14,987	14,408
Pension and post-retirement obligation, less current portion	4,630	4,654

Total liabilities	$253,282	$239,504

Shareholders’ Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding as of March 31, 2024 and December 31, 2023	—	—
Common stock, $0.01 par value; 30,000,000 shares authorized as of March 31, 2024 and December 31, 2023; 18,191,818 shares issued and 15,428,519 outstanding, and 17,694,495 shares issued and 15,094,278 outstanding as of March 31, 2024 and December 31, 2023, respectively	182	177
Additional paid-in-capital	226,681	215,420
Accumulated other comprehensive income	579	590
Treasury stock, at cost; 2,763,299 and 2,600,217, respectively	(32,142)	(26,410)
Stock subscription notes receivable	(66)	(76)
Accumulated deficit	(27,978)	(26,420)

Total shareholders’ equity	$167,256	$163,281

TOTAL LIABILITIES AND EQUITY	$420,538	$402,785

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(Amounts in thousands except per share data)

(Unaudited)

	For the Three Months Ended March 31,
	2024	2023
Gross Contract Revenue	$94,907	$76,100
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	37,687	28,835
Sub-consultants and expenses	9,218	8,538

Total contract costs	46,905	37,373

Operating Expenses:
Selling, general and administrative	44,713	33,636
Depreciation and amortization	5,995	3,565
Gain on sale	(96)	(11)

Total operating expenses	50,612	37,190

(Loss) Income from operations	(2,610)	1,537

Other expense	2,401	1,213

(Loss) Income before tax expense	(5,011)	324
Income tax (benefit)	(3,453)	(213)

Net (loss) income	$(1,558)	$537

Earnings allocated to non-vested shares	—	69

Net (loss) income attributable to common shareholders	$(1,558)	$468

(Loss) Earnings per share
Basic	$(0.11)	$0.04
Diluted	$(0.11)	$0.04
Weighted average shares outstanding:
Basic	13,827,728	11,800,308
Diluted	13,827,728	12,669,581

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Three Months Ended March 31,
	2024	2023
Cash Flows from Operating Activities:
Net (Loss) Income	$(1,558)	$537
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization—property, plant and equipment	2,656	2,196
Amortization of intangible assets	3,339	1,369
Gain on sale of assets	(96)	(11)
Credit losses	402	222
Stock based compensation	7,829	4,363
Accretion of discounts on notes payable	117	140
Deferred taxes	(4,201)	(3,669)
Changes in operating assets and liabilities
Accounts receivable	(7,946)	(2,943)
Contract assets	(2,151)	(3,610)
Prepaid expenses and other assets	(5,523)	(533)
Accounts payable and accrued expenses	10,614	7,748
Contract liabilities	(963)	469

Net cash provided by operating activities	2,519	6,278
Cash Flows from Investing Activities:
Purchases of property and equipment	(262)	(536)
Fixed assets converted to lease financing	424	—
Proceeds from sale of assets and disposal of leases	96	11
Payments received under loans to shareholders	20	105
Acquisitions of businesses, net of cash acquired	(3,027)	—
Collections under stock subscription notes receivable	10	22

Net cash used in investing activities	(2,739)	(398)

Cash Flows from Financing Activities:
Borrowings under revolving credit facility	1,964	—
Repayments under fixed line of credit	(49)	(185)
Repayment under notes payable	(3,734)	(2,685)
Payments on finance leases	(1,716)	(1,687)
Payments for purchase of treasury stock	(5,732)	(667)
Proceeds from issuance of common stock	473	390

Net cash used in financing activities	(8,794)	(4,834)

Net (decrease) increase in cash and cash equivalents	(9,014)	1,046

Cash and cash equivalents, beginning of period	20,687	13,282

Cash and cash equivalents, end of period	$11,673	$14,328

Supplemental disclosures of cash flow information:
Cash paid for interest	$1,962	$757

Cash paid for income taxes	$11	$—

Non-cash investing and financing activities
Property and equipment acquired under finance lease	$(3,002)	$(2,964)

Note payable converted to common shares	$(672)	$—

Issuance of notes payable for acquisitions	$(2,461)	$—

BOWMAN CONSULTING GROUP LTD.

RECONCILIATION OF EPS TO ADJUSTED EPS

(Amounts in thousands except per share data)

	For the Three Months Ended March 31,
	2024	2023
Net (loss) income (GAAP)	$(1,558)	$537
+ tax (benefit) (GAAP)	(3,453)	(213)

(Loss) Income before tax expense (GAAP)	$(5,011)	$324
+ acquisition related expenses	1,350	849
+ amortization of intangibles	3,339	1,369
+ non-cash stock comp related to pre-IPO	1,557	1,722
+ other non-core expenses	399	—

Adjusted income before tax expense	$1,634	$4,264
Adjusted income tax (benefit) expense	(1,660)	496

Adjusted net income	$3,294	$3,768

Adjusted earnings allocated to non-vested shares	310	488

Adjusted net income attributable to common shareholders	$2,984	$3,280

(Loss) Earnings per share (GAAP)
Basic	$(0.11)	$0.04
Diluted	$(0.11)	$0.04
Adjusted earnings per share (Non-GAAP)
Basic	$0.22	$0.28
Diluted	$0.20	$0.26
Weighted average shares outstanding
Basic	13,827,728	11,800,308
Diluted	14,561,032	12,669,581

Basic Adjusted Earnings Per Share Summary - Non-GAAP	For the Three Months Ended March 31,
	2024	2023
(Loss) Earnings per share (GAAP)	$(0.11)	$0.04
Pre-tax basic per share adjustments	$0.23	$0.32

Adjusted earnings per share before tax expense	$0.12	$0.36
Tax (benefit) expense per share adjustment	$(0.12)	$0.04

Adjusted earnings per share - adjusted net income	$0.24	$0.32

Adjusted earnings per share allocated to non-vested shares	$0.02	$0.04

Adjusted earnings per share attributable to common shareholders	$0.22	$0.28

Diluted Adjusted Earnings Per Share Summary - Non-GAAP	For the Three Months Ended March 31,
	2024	2023
(Loss) Earnings per share (GAAP)	$(0.11)	$0.04
Pre-tax diluted per share adjustments	$0.22	$0.30

Adjusted earnings per share before tax expense	$0.11	$0.34
Tax (benefit) expense per share adjustment	$(0.11)	$0.03

Adjusted earnings per share - adjusted net income	$0.22	$0.31

Adjusted earnings per share allocated to non-vested shares	$0.02	$0.05

Adjusted earnings per share attributable to common shareholders	$0.20	$0.26

BOWMAN CONSULTING GROUP LTD.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Amounts in thousands except per share data)

Combined Statement of Operations Reconciliation	For the Three Months Ended March 31,
	2024	2023
Gross contract revenue	$94,907	$76,100
Contract costs (exclusive of depreciation and amortization)	46,905	37,373
Operating expense	50,612	37,190

(Loss) Income from operations	(2,610)	1,537
Other expense	2,401	1,213
Income tax (benefit)	(3,453)	(213)

Net (loss) income	$(1,558)	$537

Net margin	(1.6)%	0.7%
Other financial information [1]
Net service billing	$85,689	$67,562
Adjusted EBITDA	12,128	9,673
Adjusted EBITDA margin, net	14.2%	14.3%

Gross Contract Revenue to Net Service Billing Reconciliation	For the Three Months Ended March 31,
	2024	2023
Gross contract revenue	$94,907	$76,100
Less: sub-consultants and other direct expenses	9,218	8,538

Net service billing	$85,689	$67,562

Adjusted EBITDA Reconciliation	For the Three Months Ended March 31,
	2024	2023
Net Service Billing	$85,689	$67,562
Net (loss) income	$(1,558)	$537
+ interest expense	2,131	896
+ depreciation & amortization	5,995	3,565
+ tax (benefit)	(3,453)	(213)

EBITDA	$3,115	$4,785
+ non-cash stock compensation	7,861	4,434
+ settlements and other non-core expenses	399	—
+ acquisition expenses	753	454

Adjusted EBITDA	$12,128	$9,673
Adjusted EBITDA margin, net	14.2%	14.3%

[1]	Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

BOWMAN CONSULTING GROUP LTD.

GROSS CONTRACT REVENUE COMPOSITION

(Unaudited)

(dollars in thousands)	For the Three Months Ended March 31,
Consolidated Gross Revenue	2024	%	2023	%	Change	%
Building Infrastructure	52,785	55.6%	44,337	58.3%	8,448	19.1%
Transportation	18,128	19.1%	16,019	21.0%	2,109	13.2%
Power and Utilities	18,467	19.5%	13,324	17.5%	5,143	38.6%
Other Emerging Markets[1]	5,527	5.8%	2,420	3.2%	3,107	128.4%

Total	94,907	100.0%	76,100	100.0%	18,807	24.7%

(dollars in thousands)	For the Three Months Ended March 31,
Organic v Acquired Revenue	2024	%	2023	%	Change	% Change
Organic	76,433	80.5%	76,100	100.0%	333	0.4%
Acquired[2]	18,474	19.5%	—	—%	18,474	n/a

Total	94,907	100.0%	76,100	100.0%	18,807	24.7%

[1]	Represents environmental, mining, water resources and other.
[2]	After four quarters post-closing, acquired revenue is reclassified as organic; this results in a change from previously reported numbers.

BOWMAN CONSULTING GROUP LTD.

GROSS BACKLOG BY CATEGORY AT MARCH 31, 2024

(Unaudited)

Category	Percentage
Building Infrastructure	51%
Transportation	28%
Power and Utilities	17%
Emerging Markets	4%

TOTAL	100%